UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2018

OPES ACQUISITION CORP.

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-38417	82-2418815
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Park Plaza Torre I

Javier Ramos Sierra 540, Of. 103

Col. Santa Fe

 01210 México City, México

(Address of Principal Executive Offices) (Zip Code)

+52 (55) 5992-8300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 22, 2018, Opes Acquisition Corp. (the “Company”) announced that holders of the Company’s units will be able to separately trade the common stock and warrants included in such units commencing on or about March 26, 2018. The common stock and warrants will be listed on the Nasdaq Capital Markets under the symbols “OPES” and “OPESW,” respectively. Units not separated will continue to be listed on the Nasdaq Capital Markets under the symbol “OPESU.” A copy of the Company’s press release announcing the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Press Release dated March 22, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2018
OPES ACQUISITION CORP.

	By:	/s/ Miguel Angel Villegas
Name: Miguel Angel Villegas
Title: Chief Financial Officer

3